Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the PRIMECAP Odyssey Funds does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the PRIMECAP Odyssey Funds for the period ended April 30, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the PRIMECAP Odyssey Funds for the stated period.

/s/ Joel P. Fried
Joel P. Fried

Co-Chief Executive Officer, PRIMECAP Odyssey Funds

Dated: 6/23/2017

/s/ Theo A. Kolokotrones
Theo A. Kolokotrones

Co-Chief Executive Officer, PRIMECAP Odyssey Funds

Dated: 6/23/2017

/s/ Alfred W. Mordecai
Alfred W. Mordecai

Co-Chief Executive Officer, PRIMECAP Odyssey Funds

Dated: 6/23/2017

/s/ Michael J. Ricks
Michael J. Ricks

Chief Financial Officer, PRIMECAP Odyssey Funds

Dated: 6/23/2017

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by PRIMECAP Odyssey Funds for purposes of the Securities Exchange Act of 1934.

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